SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                             FORM 8-K

                           CURRENT REPORT




                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 25, 1996


                BEAR STEARNS ASSET BACKED SECURITIES INC.
                 Champion Home Equity Loan Trust 1996-1
         (Exact name of registrant as specified in its charter)



          Delaware               33-93574          13-3836437
(State or other juris-         (Commission     (IRS Employer
diction of incorporation)      File Number)    Identification No.)




  245 Park Avenue, New York, New York               10167
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (212) 272-2000


                        Not Applicable
(Former name or former address, if changed since last report.)






Item 5.   Other Events.


    A distribution was made to the Certificateholders of the Bear Stearns Asset Backed Securities,Inc. Champion Home Equity Loan Trust 1996-1, on April 25, 1996. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 14, 1996, between and among Bear Stearns Asset Backed Securities Inc., as Depositor, Champion Mortgage Servicing Corp., as Servicer, and Bank of New York, as Trustee.




  Item 7.  Financial Statements and Exhibits.



    (c)   Exhibits:

          (28.2) April 25, 1996 - Information on Distribution to Certificateholders




                       SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         Bear Stearns Asset Backed Securities, Inc.
                                     (Registrant)






Date:  May 6, 1996            By:  /S/William J. Montgoris
                                      William J. Montgoris
                                      Treasurer and Secretary





               BEAR STEARNS ASSET BACKED SECURITIES INC.


                              FORM 8-K

                           CURRENT REPORT

                           Exhibit Index




Exhibit No.             Description

(28.2)                  April 25, 1996 - Information on
                        Distribution to Certificateholders